UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 16, 2023

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Effective February 16, 2023, Skye Bioscience, Inc. (the "Company") and Emerald Health Sciences, Inc. ("Sciences") entered into a master transaction agreement (the "MTA"). Sciences is the largest stockholder of the Company, with beneficial ownership in excess of 17% of the Company's outstanding common stock following the transactions described below.
Under the MTA, Sciences agreed to exercise 16,641,486 warrants to purchase common stock of the Company (the "Warrants"). Under the MTA, the parties agreed that the aggregate exercise price for the Warrants of $282,905 was to be paid through a reduction in the debt owed by the Company to Sciences (the "Credit Consideration") under that certain Amended and Restated Multi-Draw Credit Agreement, dated as of April 1, 2020, by and between Sciences and the Company (as amended, the "Credit Agreement"). On February 22, 2023, the Company issued 16,641,486 shares of common stock to Sciences in connection with the exercise of the Warrants.
Pursuant to the terms of the MTA, after the application of the Credit Consideration to the amounts owed under the Credit Agreement, Sciences agreed to convert the remaining balance of $1,597,236 owed by the Company to Sciences under the Credit Agreement into 41,379,164 shares of common stock of the Company at a conversion price of $0.0386, in accordance with an amendment to the Credit Agreement set forth in the MTA.
Following the issuance of shares described above, the Credit Agreement was terminated in its entirety per the terms of the MTA.
Additionally, under the MTA, Sciences agreed to use its best efforts to transfer all of the common stock of the Company held by Sciences to its shareholders on a pro-rata basis at or immediately prior to the Company's listing to a nationally recognized stock exchange, subject to compliance with applicable securities laws.
The foregoing summary of the MTA is qualified in its entirety by reference to the full text of the MTA, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 1.02 Termination of a Material Definitive Agreement
The information set forth in Section 1.01 above is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
The information set forth in Section 1.01 above is incorporated herein by reference.

The shares of common stock issued in connection with the exercise of the Warrants and the conversion of the debt under the Credit Agreement were issued in reliance upon an exemption from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereunder.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1*	Master Transaction Agreement, dated February 16, 2023, by and between the Company and Sciences
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: February 23, 2023	/s/ Kaitlyn Arsenault
Name: Kaitlyn Arsenault
Title: Chief Financial Officer